UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

2020 East Financial Way, Suite 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7385

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

Annual Report

December 31, 2021

Miller Opportunity Trust

Class A  LGOAX

Class C  LMOPX

Class FI  LMOFX

Class R  LMORX

Class I  LMNOX

Class IS  MVISX

Table of contents

Miller Opportunity Trust
Manager commentary	1
Fund at a glance	13
Fund expenses	14
Fund performance	16
Schedule of investments	17
Statement of assets and liabilities	21
Statement of operations	23
Statements of changes in net assets	24
Financial highlights	25
Notes to financial statements	31
Report of independent registered public accounting firm	45
Approval of investment advisory agreement	47
Additional information	50
Privacy notice	54
Directory of Fund's service providers	Back Cover

Miller Opportunity Trust 2021 Annual Report

Miller Opportunity Trust manager commentary (unaudited)

We find our 2021 performance quite disappointing. Miller Opportunity Trust I-shares (LMNOX) ended the year down 3.01% versus the S&P 500's 28.71% gain. It's highly unusual for our performance to lag so significantly in a strong market. While we expect periodic underperformance, we are never satisfied when it occurs.

We aim to deliver clients attractive, long-term, risk-adjusted returns relative to our benchmark. We've met our longer-term objective despite our challenges last year. For the 10 years ending 12/31/21, LMNOX delivered 18.61% annualized return, 206 basis points above the S&P 500 Index. As of 12/31/21, LMNOX produced average annualized returns of 9.67% for rolling 3-year periods, 8.62% for rolling 5-year periods, and 7.30% for rolling 10-year periods. In its peer group, the Miller Opportunity Trust (LMNOX) was ranked in the top 7th percentile of 313 funds for the 5-year and the top 1 percentile of 206 funds for the 10-year period by Morningstar in the Mid-Cap blend category as of 12/31/21, based on total returns.

Average Annual Total Returns and Expenses (%) as of 12/31/2021

	Without Sales Charges
	YTD	1 Yr	3 Yr	5 Yr	10 Yr	Inception[1]	Inception Date
Class A	-3.24	-3.24	21.56	15.33	18.29	17.53	2/3/2009
Class C	-3.95	-3.95	20.66	14.47	17.40	7.18	12/30/1999
Class FI	-3.32	-3.32	21.47	15.27	18.24	7.35	2/13/2004
Class R	-3.48	-3.48	21.23	15.01	17.88	6.25	12/28/2006
Class I	-3.01	-3.01	21.86	15.62	18.61	8.25	6/26/2000
Class IS	-2.93	-2.93	21.97	—	—	—	8/22/2018
S&P 500	28.71	28.71	26.07	18.47	16.55	7.55	—
	With Max Sales Charges
	YTD	1 Yr	3 Yr	5 Yr	10 Yr	Inception
Class A	-8.81	-8.81	19.19	13.97	17.59	16.99	2/3/2009
Class C	-4.90	-4.90	20.66	14.47	17.40	7.18	12/30/1999

1  S&P 500 since inception return represented from 12/30/99, the Fund's oldest share class.

Gross (Net) Expenses (%): Class A 1.28 (1.28); Class C 2.03 (2.03); Class FI 1.35 (1.35); Class R 1.53 (1.53); Class I 1.04 (1.03); Class IS 0.97 (0.96). Miller Value Partners, LLC (the Adviser) has contractually agreed to waive certain fees and/or reimburse certain expenses through 5/1/2022. Please reference the prospectus for detailed information.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110 or visit millervaluefunds.com.

Miller Opportunity Trust 2021 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

We posted strong performance in the first half of the year but gave it all back in the second half. The good news is historically we've bounced back strongly after similar selloffs. We used the selloff to opportunistically add to our highest conviction names. We see significant potential in the portfolio and believe it's well positioned to deliver on our long-term return objectives.

What happened in the latter half of 2021? Was it typical market gyrations or something more? We believe it was a little of both. Most of the names that got hit the hardest were pandemic winners that surged in the prior year. Reversion to the mean is a feature of markets, so much of this behavior is entirely normal. On the other hand, the market's tolerance for high growth, high valuation perennial money losers appears to have run out.

Money losing growth stocks posted the biggest losses late in the year. Jim Cramer termed this behavior getting "pelotoned," as Peloton is the poster child for what we experienced. At recent prices ($31.33 as of close 1/14/22), Peloton is more than 80% off its highs. It's reversed nearly all its pandemic gains, trading at levels close to the IPO price ($29).

We previously owned Peloton, so we know the company well. We bought Peloton on the IPO based on our belief it was a misunderstood consumer brand pegged as a faddish hardware company.

It benefited enormously from the pandemic as demand surged and customer acquisition costs plummeted. We expected these dynamics to reverse as the environment normalized from stay-at-home. We sold in late 2020 because we thought it was fully valued around $100. Growing risks created a poor risk/reward.

At current prices, it's interesting once again and we've resumed work on it. Market sentiment towards money losers remains quite negative. Peloton's prospects, like others, ultimately depend on its ability to drive free cash flow over the long term. We reference Peloton because it's an extreme example of behavior we've seen more broadly.

The market reacted very negatively to fundamental headwinds from normalization, especially for unprofitable companies. With the percentage of unprofitable companies near record high levels, many names could continue to see pressure. It will be interesting to see which companies successfully drive actual profits.

Last year, we also cut back other pandemic winners that had surged, like Farfetch. We maintained positions where we had long-term conviction in the upside, but at lower weights. While Farfetch faced topline headwinds from tough comparables amidst normalization, it's continued to make steady progress towards profitability. It's anticipated to be Earnings Before Income, Taxes, Depreciation, and

Miller Opportunity Trust 2021 Annual Report

Amortization (EBITDA) profitable in 2021, and we anticipate positive free cash flow in 2022. Still Farfetch currently trades ($27.20 at close on 1/14/22) more than 60% lower than its highs.

As Ben Graham says, in the short term, the market is a voting machine, but in the long term it's a weighing machine. We remain focused on the long term and have conviction the names we own are attractive on a 5-year time horizon.

We believe we could be early in a market shift away from the disruptive innovation leaders of the past decade towards more classic value. Flows, positioning, and valuation disparities between these market darlings and their more pedestrian value brethren still sit at extreme levels in our opinion. We currently see higher nominal growth and inflation than we've seen in decades. If this ultimately flows through to higher interest rates, it could be a game changer.

If we are right about this potential regime change (which we might not be!), we know the shift won't be linear. We believe unprofitable growth names are currently quite oversold making a bounce likely. It's less clear whether this group could sustain any relative outperformance.

People love so-called "growth" companies and "compounders." It's understandable why. They've driven the market's historical returns. Hendrik Bessembinder of Arizona State calculated that 4% of companies accounted for the entirety of the market's wealth creation between 1926 and 2016.1

Warren Buffett famously said, "It's far better to buy a wonderful company at a fair price than a fair company at a wonderful price." He's exactly right. We love those type of investments too, at the right price. That approach has attracted a wide following, which drove up prices.

It's certainly not better to buy a wonderful company at a highly inflated price. Buffett's partner Charlie Munger recently summarized the risk well: "There's no great company that can't be turned into a bad investment just by raising the price."

The outlook for high multiple favorites depends to a great degree on interest rates. Warren Buffett likened interest rates to the force of gravity for asset prices. At current low levels, high valuations on long duration assets can be justified. If interest rates move up, the adjustment will be painful. Market action early in the new year, with the swift moves up in interest rates and down in the Nasdaq, offers a taste of the medicine.

We underwrite all our names to have sufficient upside even if risk free rates move up to 3% (a scenario, not a forecast!). As we evaluate the opportunity set, we find more attractive prospects in the classic value names. We often hear that people

1  wpcarey.asu.edu, Autumn 2018

Miller Opportunity Trust 2021 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

think value investing is dead, which only strengthens our conviction. Our gross exposure to classic value has risen from 51% a year ago to 65% currently.

One new name that illustrates the potential we see is Ovintiv (OVV), an oil and gas producer. We've seen a huge shift in the industry away from growth towards returns on capital, cash generation, and capacity discipline. OVV exemplifies the change.

OVV's new CEO Brendan McCracken says: "We are at the forefront of driving innovation to produce oil and gas from shale both profitably and sustainably. We will generate superior returns and free cash flow by continuously improving capital efficiency and expanding margins while driving down emissions. We will deliver that value to our shareholders through disciplined capital allocation."

Based on crude at $65 (well below the current $83.82 close on 1/14/22), the company guides to free cash flow generation of $11B over the next 5 years and $21B in the next 10 years. It's returning a significant portion of the capital to shareholders. If crude averages $70 in 2022, the company expects to return $700M to shareholders (in addition to paying down a significant amount of debt), which implies a yield of 7% at the current $39.53 price. In other words, there's a good shot the company could return nearly its entire market cap to shareholders over the next 5 years.

Many growth companies, on the other hand, are expected to lose money for the next 5 years. The value of any investment is the present value of its future free cash flow. Long-term cash generation potential matters greatly, but so do the time and investment required to generate it. The future is always uncertain. If you can recover your entire investment within 5 years within reasonable likelihood, it makes waiting many, many years to generate any profits increasingly hard to justify, especially if those profits depend on growth that is much less certain.

Moving on to names we added to most aggressively during the selloff late last year, we especially like travel companies hit hardest by the pandemic. The emergence of the Delta then the Omicron variants of Covid-19 in the second half of 2021 pressured re-opening names. This dynamic reminds us of 2011.

After a strong recovery from the financial crisis lows, the market sold off in late 2011 due to fears about a Eurozone debt crisis and breakup. The market's knee-jerk reaction was to sell off names that did the worst in the financial crisis, like banks and homebuilders.

Some homebuilders, like Pulte Homes (PHM), traded down to half their financial crisis lows despite early signs of housing fundamentals improving. This sharp divergence between the stock prices and the fundamentals created a great buying

Miller Opportunity Trust 2021 Annual Report

opportunity. Homebuilders were top performers in 2012 with Pulte gaining triple digits, and many others posting similar gains.

I remember writing about the attractiveness of JP Morgan (JPM) right before it lost about a third of its value in the third quarter of 2011 (which didn't please some of my colleagues!). I believed JPM was a high-quality bank whose prospects were undervalued due to the overhang on the space. It made money every year through the financial crisis.

In the decade-plus since then, JPM has beaten the market nicely (+417% versus SPX +345%) despite significant headwinds for banks (S&P Financial Sector +286%) and value stocks. Low market expectations are a key ingredient to attractive long-term returns!

An earthquake aftershock metaphor helps to explain the situation. Earthquakes relieve tension in physical systems, but aftershocks are common. These aftershocks aren't as serious as the original event because stresses have been relieved. The financial crisis alleviated tensions in the financial system as weaker players either perished or were shored up with capital. Lessons learned impacted behavior (lower risk-taking behavior and higher propensity for monetary authorities to intervene supportively), which reduced future risk.

Those realities didn't matter in the short term, but they sure did in the long term.

Since the March 2020 Covid-market crash, we've experienced a gradual recovery from the pandemic. While the initial days of the pandemic entailed a complete societal shut down and an immunologically naïve population, today is different. We have significantly more freedom (at least in the US), the population has immune protection from vaccines and prior infections, and the latest Omicron variant appears more benign than previous strains (which follows the historical pattern of how pathogens evolve).

The actual risk to businesses hit hardest by the pandemic is very different today than it was 12-18 months ago. Yet in the latter half of 2021, airlines and cruise lines traded back down to prices we haven't seen since prior to November 2020, before we got the astonishingly strong vaccine efficacy data.

Stan Druckenmiller, another master of investing, talks about how he always envisions the world in 18 months when selecting investments. That strategy works because it's virtually impossible to predict the future with any accuracy. It is possible to extrapolate some trends, especially when they feature reversion to the mean from an extreme.

We've healed greatly from the worst days of the pandemic, and we expect that to continue going forward. We see the greatest disconnects between current market

Miller Opportunity Trust 2021 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

expectations and 18-months-out fundamentals in names like Norwegian Cruise Lines (NCLH) and Delta Airlines (DAL).

Delta is a quality airline with shareholder-friendly management. It was the only one not to issue equity during the pandemic. It was the only profitable airline in the second half of 2021, and it generated positive operating cash flow despite business travel and international weakness. When earnings finally normalize, which the company doesn't expect until 2024, we believe it has potential to earn more than $7/share. After bouncing significantly off the lows, it currently trades at $41.99 or less than 6x those earnings.

We've believed for over a decade that the US airlines are better businesses than they've historically been. Consolidation led to a more rational industry. These companies shifted from growth at any cost to a return on capital mindset, the importance of which can't be understated. We previously believed a recession would finally demonstrate the group's improved resilience.

Unfortunately, a global pandemic did exactly the opposite. Buffett, who bought the airlines after being a critic of their historical capital destruction, sold his airlines early in the pandemic due to the risk. The government offered support to the industry due to their national strategic importance, which we believe offers protection against another worst-case scenario. We still believe Delta is a better business than the market gives it credit for and one whose prospects should be materially different 18 months from now. As patient investors, you can expect us to hold tight.

Norwegian is in a similar boat (pun intended). The pandemic battered cruise lines more than any other industry. Cruises were halted and have been slow to resume. The companies burned capital and took on debt. We initially invested in late-2020 after we had clarity on vaccines. At that time, we believed we could analyze the ultimate damage to the balance sheet and the implications for valuation.

Norwegian plans to return all its ships to sea by late this spring. Business should normalize over the coming years. Given the mRNA vaccine producers indicated they could produce specialized vaccines for Omicron by March, we didn't see significant risk to our outlook of normalization. We like Norwegian the best because it's the smallest operator with the best long-term growth potential, which we think this just-in-time market ignores. Classic time arbitrage!

We believe business will normalize over the coming years. We believe Norwegian has the potential to grow earnings per share roughly in the mid-teens beyond that. We think the most likely scenario is for it to return to profitability later this year. If we look out 3-5 years, we think the company can earn $3 in early years and has the potential to earn over $6 per share in later years in some scenarios.

Miller Opportunity Trust 2021 Annual Report

Historically, the company has traded at multiples in the mid-teens or higher. If we use the low end of its historic range of 13x in our analysis, we still calculate values double or triple the current price ($23.20) in a few years. Our discounted cash flow scenario analysis supports this view.

As of this writing, the market is coming around to our view with NCLH up 12% year-to-date and DAL up 7% while the market (SPX) is down 1.5%. The market discounts the future, which is why these stocks act well despite the surge in coronavirus cases. We still see much more potential for these names.

One phenomenon that we've continually noted over the past decade: the unique juxtaposition of cautious sentiment with such extremely strong market returns. From the lows in March 2009, the S&P 500 has gained 18.6% per year on average — well above the 9.7% average since 1927.

People have bemoaned the poor return and heightened risk prospects nearly the entire time. Until recently, equity flows were negative. They still aren't as strong as bond flows despite very low (and sometimes negative!) interest rates. This created a prosperous investing environment for everyone whose primary concern was making money. Those primarily focused on risk and volatility have been missing a great opportunity.

We think the general calculus remains the same. We always refer to Sir John Templeton's famous saying: "Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria." We've mentioned previously our belief that we've moved into the later stages of optimism. However, there's ample evidence that skepticism remains abundant (especially in certain areas of the market).

Historically, market returns remain strong after a 20%+ return year. Strategas calculates the S&P 500 averages returns of 11.3% the following year, with positive returns 69% of the time. Yet, according to Birinyi Research, Wall Street firms forecast 2022 returns of only 3.8%. We know these forecasts are worthless, but they do speak to the prevailing sentiment.

Barron's recently noted that the University of Michigan Index of Consumer Sentiment dropped 13% to 70.6 in 2021 — the worst end of year reading since 2008, the deepest, darkest moments of the financial crisis! The S&P 500 lost 38% that year in sharp contrast to last year's 28% gain. Until now, we've never before had back-to-back double-digit declines in sentiment with double-digit gains in markets.

This skepticism is confirmed elsewhere. The American Association of Individual Investors sentiment survey shows only 45% bulls and the CBOE Skew Index, which

Miller Opportunity Trust 2021 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

tracks the cost of tail-risk protection, remains elevated. Under the market surface, signs of caution abound, with defensive names outperforming offensive ones last year.

Given the inverse relationship between market returns and sentiment, we find these readings encouraging. Bull markets typically don't die under such conditions.

Truly, no one knows what the future will bring. What we do know is that our approach has a long history of delivering returns. We've successfully delivered annualized excess return against our benchmark, the S&P 500, since the Fund's inception in December 1999. Our process is based on an approach that has worked for 40 years. We strongly believe holding a portfolio of attractively valued companies with improving prospects during a strong but much maligned recovery is a recipe for success. Not linear success, but long-term success.

We thank you for your support and interest, especially during our more challenging times. We have high conviction in our current portfolio and will work our hardest to deliver on the return potential we see for our investors.

Samantha McLemore, CFA January 18, 2022

Supplemental Questions:

What is the Fund's investment strategy?

The Fund seeks long-term growth of capital. The Fund normally invests in securities, derivatives, and other financial instruments that, in the portfolio managers' opinion, offer the opportunity for long-term growth of capital. The portfolio managers exercise a flexible strategy when selecting investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the manager believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The Fund may invest in the common stock of U.S. and foreign securities, debt securities, derivatives and other financial instruments. The Fund may also engage to a substantial degree in short sales of securities and other instruments, and can borrow money for investment purposes in amounts up to 10% of its net assets, a practice known as "leveraging." Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known as "junk" bonds, and unrated securities.

Miller Opportunity Trust 2021 Annual Report

What were the overall conditions during the Fund's reporting period?

All major equity indices had a strong finish to 2021 despite increasingly negative news around the Omicron variant. The S&P500 finished the year up 28.7% followed by the Nasdaq Composite gaining 22.2% and the Dow Jones Industrial Average closing out the year with a return of 20.9%. All eleven sectors in the S&P 500 posted positive returns for the year, with Energy and Real Estate gaining the most with returns of 54.4% and 46.1%, respectively. Large-caps outperformed Mid-Caps, which beat small-cap names. Specifically, the large-cap Russell 1000 Index gained 26.4%, ahead of the Russell MidCap Index's 22.6% return for the year, followed by the small-cap Russell 2000 Index's 14.8% return. Growth stocks continued to outperform value stocks with the Russell 1000 Growth returning 27.6% compared with the Russell 1000 Value Index's gain of 25.1% over the year. Bonds lagged stocks, with the Barclays Long-Term Treasury Index underperforming all equity benchmarks with a decline of -4.4%. The Barclays U.S. Aggregate did slightly better with a decline of -1.54%. Commodities gained, with the Bloomberg Commodity Index rising 27.1% while the dollar gained 6.4% and gold lost -4.5%. Despite Bitcoin's bumpy ride, the cryptocurrency gained 59.8% during the year. Oil prices rose 55.0% reversing the declines seen in 2020. All major developed countries except for Hong Kong ended the year up in local currency terms. France's market was the best, with a total return of 31.9% followed closely by the US at 28.7%. Emerging market countries had a strong year despite the dollar strength, with India and Russia posting the largest gains in local currency terms, 25.7% and 21.9%, respectively.

How did we respond to these changing market conditions?

We believe we could be early in a market shift away from the disruptive innovation leaders who have drawn investor favor over the past decade towards more classic value. Flows, positioning, and valuation disparities between high growth and value still sit at extreme levels in our opinion. We currently see higher nominal growth and inflation than we've seen in decades, which has the potential to further change the market if it flows through to higher interest rates.

As we evaluate the opportunity set, we find more attractive prospects in classic value names. Our gross exposure to classic value has risen from 51% a year ago to 65% as of 12/31/2021. Our process focuses on understanding the fundamentals of a company relative to the market's expectations. We have high conviction in the long-term prospects for the companies we own.

What were the leading contributors to performance?

Diamondback Energy Inc. (FANG), Alphabet Inc. (GOOGL), and Matterport Inc. (MTTR) were the top contributors for the year based on contribution to total return.

Miller Opportunity Trust 2021 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

What were the leading detractors from performance?

Alibaba Group Holding Ltd. (BABA), Farfetch Ltd. (FTCH), and Precigen Inc. (PGEN) were the top detractors for the year based on contribution to total return.

Were there any significant changes to the Fund during the reporting period?

We initiated 29 new positions while eliminating 30 holdings, bringing the Fund's total names to 46 as of December 31. The Fund's top 10 represents 40.2% of total assets compared to 28.1% for the index, and it maintained its meaningful active share of 98.5%. The manager provides a quarterly letter discussing portfolio changes at https://millervaluefunds.com.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Unmanaged index returns do not reflect any fees, expenses or sales charges. An investor cannot invest directly in an index. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of NASDAQ securities and it includes over 3,000 stocks. The Dow Jones Industrial Average (DJIA) is an unmanaged index composed of 30 blue-chip stocks, each with annual sales exceeding $7 billion. The DJIA is price-weighted, reflects large-cap companies representative of U.S. industry, and historically has moved in tandem with other major market indexes, such as the S&P 500. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest-cap companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Barclays U.S. Aggregate Bond Index tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Barclays Long-Term Treasury Index includes publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. The Bloomberg Commodity Index is a highly liquid and diversified benchmark for commodity investments. Active share measures the degree

Miller Opportunity Trust 2021 Annual Report

of difference between a fund portfolio and its benchmark index. Basis point is one hundredth of one percent. Compounders are companies with the ability to appreciate over the long term. Earnings per share (EPS) is the portion of a company's profit allocated to each outstanding share of common stock and serves as an indicator of a company's profitability. EBITDA is earnings before interest, taxes, depreciation and amortization and is a calculation of a company's financial health. Free cash flow (FCF) is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. Risk Free Rates represent the interest an investor would expect from an absolutely risk-free investment over a specified period of time. The CBOE Skew Index (SKEW) is the estimates the skewness of S&P 500 returns at the end of a 30-day period.

References to upside to our calculation of intrinsic value refer to Central Tendency of Value (CTV), which is a Miller Value Partners proprietary measure to assess intrinsic value at a point in time.

Earnings growth is not representative of the Fund's future performance.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect, which may have a negative impact on the Fund's performance. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

Morningstar Rankings represent a fund's total return percentile rank relative to all funds in the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Past performance does not guarantee future results. Ratings shown for Class I shares only: ratings for other share classes may differ. The Fund was ranked 99%, 7% and 1% among 391, 313, and 206 Morningstar Mid-Cap Blend Funds over the 1-, 5- and 10-year periods, respectively, as of 12/31/21 based on total returns.

Miller Opportunity Trust 2021 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

©2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a current prospectus.

©2022 Miller Value Partners, LLC

Miller Opportunity Trust 2021 Annual Report

Fund at a glance+ (unaudited)

Investment breakdown (%) as a percentage of total investments

+  The bar graph above represents the composition of the Fund's investments as of December 31, 2021 and December 31, 2020. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

Miller Opportunity Trust 2021 Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Opportunity Trust 2021 Annual Report

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-20.29%	$1,000.00	$797.10	1.22%	$5.53
Class C	-20.58	1,000.00	794.20	1.97	8.91
Class FI	-20.34	1,000.00	796.60	1.32	5.98
Class R	-20.41	1,000.00	795.90	1.50	6.79
Class I	-20.20	1,000.00	798.00	0.99	4.49
Class IS	-20.17	1,000.00	798.30	0.91	4.12

Based on hypothetical actual return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,019.06	1.22%	$6.21
Class C	5.00	1,000.00	1,015.27	1.97	10.01
Class FI	5.00	1,000.00	1,018.55	1.32	6.72
Class R	5.00	1,000.00	1,017.64	1.50	7.63
Class I	5.00	1,000.00	1,020.21	0.99	5.04
Class IS	5.00	1,000.00	1,020.62	0.91	4.63

1  For the six months ended December 31, 2021.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Miller Opportunity Trust 2021 Annual Report

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class A Shares of Miller Opportunity Trust vs. S&P 500 Index† — December 2011 - December 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†  Hypothetical illustration of $10,000 invested in Class A shares of Miller Opportunity Trust on December 31, 2011, assuming the maximum sales charge at purchase and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Miller Opportunity Trust 2021 Annual Report

Schedule of investments

December 31, 2021

Miller Opportunity Trust

Security	Shares	Value
Common Stocks — 103.9%
Communication Services — 7.9%
Interactive Media & Services — 7.9%
Alphabet Inc., Class A Shares *(a)	30,000	$86,911,200
Meta Platforms Inc., Class A Shares *(a)	255,000	85,769,250
Total Interactive Media & Services		172,680,450
Total Communication Services		172,680,450
Consumer Discretionary — 32.9%
Automobiles — 3.1%
General Motors Co. *	1,150,000	67,424,500
Diversified Consumer Services — 2.5%
WW International Inc. *	3,400,000	54,842,000
Hotels, Restaurants & Leisure — 3.6%
Norwegian Cruise Line Holdings Ltd. *	3,800,000	78,812,000
Household Durables — 5.4%
Taylor Morrison Home Corp. *	2,300,000	80,408,000
Tupperware Brands Corp. *	2,400,000	36,696,000
Total Household Durables		117,104,000
Internet & Direct Marketing Retail — 13.2%
Alibaba Group Holding Ltd. — ADR *	550,000	65,334,500
Amazon.com Inc. *(a)	31,000	103,364,540
Farfetch Ltd., Class A Shares *(a)	1,900,000	63,517,000
RealReal Inc./The *	2,500,000	29,025,000
Stitch Fix Inc., Class A Shares *(a)	1,400,000	26,488,000
Total Internet & Direct Marketing Retail		287,729,040
Leisure Products — 3.2%
Mattel Inc. *	3,300,000	71,148,000
Textiles, Apparel & Luxury Goods — 1.9%
Canada Goose Holdings Inc. *(a)	1,150,000	42,619,000
Total Consumer Discretionary		719,678,540
Consumer Staples — 3.2%
Personal Products — 3.2%
Herbalife Nutrition Ltd. *	1,700,000	69,581,000
Total Consumer Staples		69,581,000
Energy — 8.8%
Oil, Gas & Consumable Fuels — 8.8%
Diamondback Energy Inc.	825,000	88,976,250
Energy Transfer LP	5,200,000	42,796,000
Ovintiv Inc.	1,800,000	60,660,000
Total Oil, Gas & Consumable Fuels		192,432,250
Total Energy		192,432,250

Miller Opportunity Trust 2021 Annual Report

Schedule of investments (cont'd)

December 31, 2021

Miller Opportunity Trust

Security	Shares	Value
Financials — 14.1%
Banks — 5.1%
Bank of America Corp.	1,250,000	$55,612,500
JPMorgan Chase & Co. (a)	350,000	55,422,500
Total Banks		111,035,000
Capital Markets — 2.3%
Coinbase Global Inc., Class A Shares *	200,000	50,474,000
Consumer Finance — 6.3%
Capital One Financial Corp.	340,000	49,330,600
OneMain Holdings Inc. (a)	1,150,000	57,546,000
SoFi Technologies Inc. *	1,923,000	30,402,630
Total Consumer Finance		137,279,230
Thrifts & Mortgage Finance — 0.4%
Rocket Cos Inc., Class A Shares	700,000	9,800,000
Total Financials		308,588,230
Health Care — 16.8%
Biotechnology — 3.8%
Karuna Therapeutics Inc. *	200,000	26,200,000
Precigen Inc. *	5,343,588	19,824,712
PureTech Health Plc *	9,500,000	37,547,374
Total Biotechnology		83,572,086
Health Care Providers & Services — 3.6%
Tivity Health Inc. *(b)	3,000,000	79,320,000
Pharmaceuticals — 9.4%
Bausch Health Cos Inc. *(a)	2,500,000	69,025,000
Green Thumb Industries Inc. *	3,300,000	73,129,617
Teva Pharmaceutical Industries Ltd. — ADR *	7,900,000	63,279,000
Total Pharmaceuticals		205,433,617
Total Health Care		368,325,703
Industrials — 8.6%
Airlines — 2.9%
Delta Air Lines Inc. *(a)	1,650,000	64,482,000
Commercial Services & Supplies — 3.8%
ADT Inc. (a)	9,600,000	80,736,000
Shapeways Holdings Inc. *	543,568	2,016,637
Total Commercial Services & Supplies		82,752,637
Road & Rail — 1.9%
Uber Technologies Inc. *	1,000,000	41,930,000
Total Industrials		189,164,637

Miller Opportunity Trust 2021 Annual Report

Miller Opportunity Trust

Security				Shares	Value
Information Technology — 11.6%
Electronic Equipment, Instruments & Components — 2.2%
Vontier Corp.				1,550,000	$47,631,500
IT Services — 6.2%
DXC Technology Co. *(a)				2,879,372	92,686,985
Fiserv, Inc. *				418,538	43,440,059
Total IT Services					136,127,044
Software — 3.2%
Splunk Inc. *				575,000	66,539,000
Total Information Technology					250,297,544
Total Common Stocks (Cost — $1,984,509,535)					2,270,748,354
Investment Fund — 0.3%
Pangaea One, LP (b)(c)(d)					6,386,791
Total Investment Fund (Cost — $28,850,562)					6,386,791
	Maturity Date	Strike Price	Contracts	Notional ($)
Purchased Options — 4.7%
Call Options — 3.4%
Amazon.com Inc.	Jan. 20, 2023	$3,050.00	500	152,500,000	28,672,500
JD.com Inc	Jan. 19, 2024	75	20,830	156,225,000	33,015,550
Uber Technologies Inc.	May. 19, 2023	37.50	11,350	42,562,500	13,336,250
Total Call Options (Premiums Paid — $74,822,482)					75,024,300
Put Option — 1.3%
iShares 20+ Year Treasury Bond ETF	Jan. 19, 2024	143	20,460	292,578,000	28,490,550
Total Put Option (Premiums Paid — $26,627,306)					28,490,550
Total Purchased Options (Premiums Paid — $101,449,788)					103,514,850
	Expiration Date	Exercise Price		Shares
Warrants — 0.0%
ZIOPHARM Oncology Inc. *(c)(d)	Jul. 26, 2024	$7.00		3,787,879	270,833
Total Warrants (Cost — $1,177,758)					270,833
Total Investments — 108.9% (Cost — $2,115,987,643)					$2,380,920,828
Liabilities in Excess of Other Assets — (8.9)%					(194,812,246)
Total Net Assets — 100.0%					$2,186,108,582

ADR — American Depositary Receipt

*  Non-income producing security.

Miller Opportunity Trust 2021 Annual Report

Schedule of investments (cont'd)

December 31, 2021

Miller Opportunity Trust

(a)  All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)  In this instance, as defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or outstanding capital for Pangaea One, LP. At December 31, 2021, the total market value of investments in Affiliated Companies was $85,706,791 and the cost was $84,969,614. (See Note 9).

(c)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).

(d)   Restricted security (See Note 10).

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $2,031,018,029)	$2,295,214,037
Investments in affiliated securities, at value (Cost $84,969,614)	85,706,791
Cash	2,315,396
Receivable for securities sold	1,062,875
Receivable for Fund shares sold	2,385,296
Dividends and interest receivable	343,000
Prepaid expenses	72,003
Total Assets	2,387,099,398
Liabilities:
Line of credit payable (Note 7)	193,000,000
Payable for securities purchased	1,939,666
Payable for Fund shares repurchased	3,227,006
Investment management fee payable	1,439,434
Distribution and service fees payable	656,873
Interest payable	119,300
Accrued other expenses	608,537
Total Liabilities	200,990,816
Total Net Assets	$2,186,108,582
Net Assets:
Paid-in capital	$1,760,138,110
Total accumulated earnings	425,970,472
Total Net Assets	$2,186,108,582

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

Statement of assets and liabilities (cont'd)

December 31, 2021

Net Assets:
Class A	$874,473,398
Class C	$152,662,322
Class FI	$14,291,359
Class R	$8,055,394
Class I	$1,135,831,600
Class IS	$794,509
Shares Outstanding:
Class A	22,862,014
Class C	4,359,673
Class FI	362,927
Class R	212,026
Class I	27,076,944
Class IS	18,895
Net Asset Value:
Class A (and redemption price)	$38.25
Class C (redemption price* and offering price per share)	$35.02
Class FI (redemption price and offering price per share)	$39.38
Class R (redemption price and offering price per share)	$37.99
Class I (redemption price and offering price per share)	$41.95
Class IS (redemption price and offering price per share)	$42.05
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$40.58

* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Dividends from unaffiliated investments	$26,405,458
Dividends from affiliated investments	617,367
Total Investment Income	27,022,825
Expenses:
Investment management fee (Note 3)	19,659,417
Distribution fees (Note 6)	4,702,511
Shareholder servicing fee (Note 6)	1,736,888
Administration and fund accounting fees (Note 3)	1,267,368
Interest expense (Note 7)	1,426,045
Transfer agent expenses (Note 3)	442,633
Expense recouped by the Adviser (Note 3)	161,238
Custody fees (Note 3)	168,110
Registration fees	131,856
Shareholder reports	107,867
Legal fees	67,025
Miscellaneous expenses	25,213
Insurance	17,218
Trustees' fees (Note 3)	15,886
Audit and tax fees	18,398
Compliance fees (Note 3)	13,448
Total Expenses	29,961,121
Net Investment loss	(2,938,296)
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net Realized Gain (Loss) From:
Investments in unaffiliated securities	278,627,047
Investments in affiliated securities	(114,879,345)
Net Realized Gain	163,747,702
Net Change in Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(308,062,557)
Investments in affiliated securities	56,034,385
Net Change in Unrealized Appreciation (Depreciation)	(252,028,172)
Net Loss on Investments	(88,280,470)
Decrease in Net Assets from Operations	$(91,218,766)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2021	2020
Operations:
Net investment loss	$(2,938,296)	$(124,165)
Net realized gain	163,747,702	131,508,930
Change in unrealized appreciation (depreciation)	(252,028,172)	484,844,388
Increase (Decrease) in Net Assets from Operations	(91,218,766)	616,229,153
Distributions to shareholders from (Note 11):	(25,155,779)	—
Decrease in Net Assets from Distributions to Shareholders	(25,155,779)	—
Fund Share Transactions (Note 8):
Net proceeds from sale of shares	620,184,408	386,734,000
Reinvestment of distributions	23,101,500	—
Cost of shares repurchased	(587,783,169)	(435,939,749)
Increase (Decrease) in Net Assets from Fund Share Transactions	55,502,739	(49,205,749)
Increase (Decrease) in Net Assets	(60,871,806)	567,023,404
Net Assets:
Beginning of year	2,246,980,388	1,679,956,984
End of year	$2,186,108,582	$2,246,980,388

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$39.99	$28.85	$21.54	$23.88	$18.96
Income (loss) from operations:
Net investment income (loss)[1]	(0.07)	(0.01)	0.00 [2]	(0.13)	(0.14)
Net realized and unrealized gain (loss)	(1.22)	11.15	7.31	(2.21)	5.06
Total income (loss) from operations	(1.29)	11.14	7.31	(2.34)	4.92
Less distributions from:
Net realized gain	(0.45)	—	—	—	—
Total distributions	(0.45)	—	—	—	—
Net asset value, end of year	$38.25	$39.99	$28.85	$21.54	$23.88
Total return[3]	-3.24%[4]	38.61%[4]	33.94%[4]	-9.80%[4]	25.95%
Net assets, end of year (000s)	$874,473	$941,942	$705,372	$221,842	$266,560
Ratios to average net assets:
Gross expenses[5]	1.21%	1.28%	1.47%	1.39%	1.34%
Net expenses[5]	1.21 [6]	1.28 [6]	1.47 [6]	1.39 [6]	1.34 [6]
Net investment income (loss)	(0.17)	(0.04)	0.02	(0.49)	(0.64)
Portfolio turnover rate	55%	64%	35%	30%	120%

1  Per share amounts have been calculated using the average shares method.

2  Amount is less than $0.01 per share.

3  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -3.28%, 38.51%, 33.89%, and -9.84% for the years ended December 31, 2021, 2020, 2019, and 2018, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.20% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.05%, 0.10%, 0.28%, 0.21% and 0.16% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.16%, 1.18%, 1.19%, 1.18% and 1.18% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31:

Class C Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$36.92	$26.84	$20.19	$22.55	$18.04
Income (loss) from operations:
Net investment loss[1]	(0.37)	(0.23)	(0.29)	(0.30)	(0.29)
Net realized and unrealized gain (loss)	(1.08)	10.31	6.94	(2.06)	4.80
Total income (loss) from operations	(1.45)	10.08	6.65	(2.36)	4.51
Less distributions from:
Net realized gain	(0.45)	—	—	—	—
Total distributions	(0.45)	—	—	—	—
Net asset value, end of year	$35.02	$36.92	$26.84	$20.19	$22.55
Total return[2]	-3.95%[3]	37.56%[3]	32.94%[3]	-10.47%[3]	25.00%
Net assets, end of year (000s)	$152,662	$204,214	$216,364	$559,251	$694,001
Ratios to average net assets:
Gross expenses[4]	1.95%	2.03%	2.22%	2.13%	2.11%
Net expenses[4]	1.95 [5]	2.03 [5]	2.22 [5]	2.13 [5]	2.11 [5]
Net investment loss	(0.89)	(0.88)	(1.25)	(1.24)	(1.42)
Portfolio turnover rate	55%	64%	35%	30%	120%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -3.98%, 37.44%, 32.69%, and -10.51% for the years ended December 31, 2021, 2020, 2019, and 2018, respectively.

4  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

5  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.97% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.05%, 0.10%, 0.28%, 0.21% and 0.16% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.90%, 1.93%, 1.94%, 1.92% and 1.95% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:

Class FI Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$41.19	$29.74	$22.22	$24.64	$19.57
Income (loss) from operations:
Net investment loss[1]	(0.11)	(0.05)	(0.09)	(0.14)	(0.16)
Net realized and unrealized gain (loss)	(1.25)	11.50	7.61	(2.28)	5.23
Total income (loss) from operations	(1.36)	11.45	7.52	(2.42)	5.07
Less distributions from:
Net realized gain	(0.45)	—	—	—	—
Total distributions	(0.45)	—	—	—	—
Net asset value, end of year	$39.38	$41.19	$29.74	$22.22	$24.64
Total return[2]	-3.32%[3]	38.50%[3]	33.84%[3]	-9.82%[3]	25.91%
Net assets, end of year (000s)	$14,291	$14,458	$14,026	$13,278	$24,394
Ratios to average net assets:
Gross expenses[4]	1.29%	1.35%	1.53%	1.41%	1.39%
Net expenses[4]	1.29 [5]	1.35 [5]	1.53 [5]	1.41 [5]	1.39 [5]
Net investment loss	(0.24)	(0.19)	(0.34)	(0.53)	(0.70)
Portfolio turnover rate	55%	64%	35%	30%	120%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -3.35%, 38.40%, 33.71%, and -9.90% for the years ended December 31, 2021, 2020, 2019, and 2018, respectively.

4  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

5  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.26% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.05%, 0.10%, 0.28%, 0.21% and 0.16% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.24%, 1.25%, 1.25%, 1.20% and 1.23% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31:

Class R Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$39.82	$28.81	$21.57	$23.98	$19.10
Income (loss) from operations:
Net investment loss[1]	(0.20)	(0.09)	(0.14)	(0.21)	(0.21)
Net realized and unrealized gain (loss)	(1.18)	11.10	7.38	(2.20)	5.09
Total income (loss) from operations	(1.38)	11.01	7.24	(2.41)	4.88
Less distributions from:
Net realized gain	(0.45)	—	—	—	—
Total distributions	(0.45)	—	—	—	—
Net asset value, end of year	$37.99	$39.82	$28.81	$21.57	$23.98
Total return[2]	-3.48%[3]	38.22%[3]	33.57%[3]	-10.05%[3]	25.55%
Net assets, end of year (000s)	$8,055	$8,195	$7,122	$5,778	$8,367
Ratios to average net assets:
Gross expenses[4]	1.47%	1.53%	1.76%	1.67%	1.66%
Net expenses[4]	1.47 [5]	1.53 [5]	1.76 [5]	1.67 [5]	1.66 [5]
Net investment loss	(0.44)	(0.32)	(0.54)	(0.79)	(0.97)
Portfolio turnover rate	55%	64%	35%	30%	120%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -3.49%, 38.11%, 33.43%, and -10.13% for the years ended December 31, 2021, 2020, 2019, and 2018, respectively.

4  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

5  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.55% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.05%, 0.10%, 0.28%, 0.21% and 0.16% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.42%, 1.43%, 1.48%, 1.46% and 1.50% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2021	2020	2019	2018	2017
Net asset value, beginning of year	$43.73	$31.48	$23.44	$25.91	$20.53
Income (loss) from operations:
Net investment income (loss)[1]	0.02	0.07	0.01	(0.07)	(0.09)
Net realized and unrealized gain (loss)	(1.33)	12.18	8.03	(2.40)	5.47
Total income (loss) from operations	(1.31)	12.25	8.04	(2.47)	5.38
Less distributions from:
Net investment income	(0.02)	—	—	—	—
Net realized gain	(0.45)	—	—	—	—
Total distributions:	(0.47)	—	—	—	—
Net asset value, end of year	$41.95	$43.73	$31.48	$23.44	$25.91
Total return[2]	-3.01%[3]	38.91%[3]	34.30%[3]	-9.53%[3]	26.21%
Net assets, end of year (000s)	$1,135,832	$1,077,438	$736,467	$517,820	$480,451
Ratios to average net assets:
Gross expenses[4]	0.98%	1.04%	1.23%	1.15%	1.12%
Net expenses[4]	0.98 [5]	1.03 [5]	1.21 [5]	1.14 [5]	1.09 [5]
Net investment income (loss)	0.05	0.23	0.02	(0.23)	(0.39)
Portfolio turnover rate	55%	64%	35%	30%	120%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -3.02%, 38.82%, 34.17% and -9.61% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.

4  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

5  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93% for Class I. Interest expenses were 0.05%, 0.10%, 0.28%, 0.21% and 0.16% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. Excluding interest, the net expense ratios were 0.93% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017 (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each period ended December 31:

Class IS Shares	2021	2020	2019	2018**
Net asset value, beginning of period	$43.82	$31.52	$23.44	$32.06
Income (loss) from operations:
Net investment income[1]	0.07	0.08	0.23	0.01
Net realized and unrealized gain (loss)	(1.35)	12.22	7.85	(8.63)
Total gain (loss) from operations	(1.28)	12.30	8.08	(8.62)
Less distributions from:
Net investment income	(0.04)	—	—	—
Net realized gain	(0.45)	—	—	—
Total distributions:	(0.49)	—	—	—
Net asset value, end of period	$42.05	$43.82	$31.52	$23.44
Total return[2]	-2.93%[3]	39.02%[3]	34.47%[3]	-26.89%
Net assets, end of period (000s)	$795	$734	$605	$73
Ratios to average net assets:
Gross expenses[4]	0.90%	0.97%	1.13%	1.09%[6]
Net expenses[4]	0.90 [5]	0.96 [5]	1.09 [5]	1.05 [5,6]
Net investment income	0.14	0.25	0.81	0.09 [6]
Portfolio turnover rate	55%	64%	35%	30%[7,8]

**  Commenced operations on August 22, 2018.

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -2.81%, 38.93% and 34.39% for the years ended December 31, 2021, 2020 and 2019, respectively.

4  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

5  Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 0.83% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.05%, 0.10% and 0.26% for the years ended December 31, 2021, 2020 and 2019, respectively, and 0.22% (annualized) for the period ended December 31, 2018. Excluding interest, the net expense ratios were 0.85%, 0.86% and 0.83% for the years ended December 31, 2021, 2020 and 2019, respectively, and 0.83% for period ended December 31, 2018 (see Note 3).

6  Annualized.

7  Not annualized.

8  Portfolio turnover rate reported is for the fiscal year of the Fund.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2021 Annual Report

Notes to financial statements

1. Organization

Miller Opportunity Trust (the "Fund") is a separate diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Investment Trust as the Legg Mason Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide long-term growth of capital.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the

Miller Opportunity Trust 2021 Annual Report

Notes to financial statements (cont'd)

"Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's investments in each category investment type as of December 31, 2021:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$2,270,748,354	$—	$—	$2,270,748,354
Investment Fund	—	—	6,386,791	6,386,791
Purchased Options	—	103,514,850	—	103,514,850
Warrant	—	—	270,833	270,833
Total Investments	$2,270,748,354	$103,514,850	$6,657,624	$2,380,920,828

*  See Schedule of Investments for additional detailed categorizations.

Miller Opportunity Trust 2021 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stock*	Investment Fund[1]	Warrant[1]
Balance at December 31, 2020	$92,880,000	$10,096,002	$1,846,591
Realized gain	—	807,755[2]	—
Sales/Partnership distributions	—	(5,951,182)	—
Change in unrealized appreciation (depreciation)	(32,880,000)	1,434,216	(1,575,758)
Transfer into (Transfer out of) Level 3	(60,000,000)	—	—
Balance at December 31, 2021	—	$6,386,791	$270,833
Change in unrealized appreciation (depreciation) for Level 3 securities held at December 31, 2021	—	$1,434,216	$(1,575,758)

*  Transfer made out of Level 3 to Level 1 relates to Desktop Metal private placement which became a publicly-traded company during the year ended December 31, 2021.

1  This amount is included in the change in net unrealized appreciation (depreciation) in affiliates in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

2  This amount is included in net realized gain (loss) from investment transactions in affiliates in the accompanying Statement of Operations.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at December 31, 2021	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input*
Investment Fund	$6,386,791	NAV of Limited Partnership Interest	Liquidity Discount	25%	Decrease
Warrant	$270,833	Black-Scholes Model	Liquidity Discount	35%	Decrease

*  This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option

Miller Opportunity Trust 2021 Annual Report

Notes to financial statements (cont'd)

purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund's financial

Miller Opportunity Trust 2021 Annual Report

statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund's taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a "deficiency dividend" to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

Effective April 30 2020, the Adviser has contractually agreed to reduce fees and pay expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees,

Miller Opportunity Trust 2021 Annual Report

Notes to financial statements (cont'd)

intermediary servicing fees, or any other class-specific expenses) through April 30, 2022, so that such annual operating expenses will not exceed 0.88%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%. These arrangements cannot be terminated prior to May 1, 2023 without the Board of Trustees' consent.

Prior to April 30, 2020, the limit on annual operating expenses was established at a class level and inclusive of 12b-1 fees and shareholder servicing fees and did not exceed the class levels set forth below. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class R	Class I	Class IS
1.20%	1.97%	1.26%	1.55%	0.93%	0.83%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect. The Adviser has recaptured $161,238 of previously waived expenses during the year ended December 31, 2021.

Pursuant to these arrangements, at December 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class I	Class IS
Expires December 31, 2022	$—	$73
Expires December 31, 2023	71,388	83
Expires December 31, 2024	—	—
Total	$71,388	$156

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund's custodian. For the year

Miller Opportunity Trust 2021 Annual Report

ended December 31, 2021, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$1,267,368
Transfer agent	$442,633
Custody	$168,110
Compliance	$13,448

At December 31, 2021, the Fund had payables due to Fund Services for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$201,871
Transfer agent	$72,051
Custody	$25,996
Compliance	$2,246

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $15,886 for their services and reimbursement of travel expenses during the year ended December 31, 2021. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Quasar Distributors, LLC ("Quasar"), serves as the Fund's distributor and principal underwriter.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund's Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applied to those purchases of Class A shares in excess of $1,000,000 and the initial sales charge is waived. These purchases do not incur an initial sales charge.

For the year ended December 31, 2021, Quasar did not retain sales charges on sales of Class A shares. In addition, year ended December 31, 2021, CDSCs paid to Quasar for Class C shares totaled $2,903.

Miller Opportunity Trust 2021 Annual Report

Notes to financial statements (cont'd)

4. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,578,711,752
Sales	$1,484,118,653

5. Derivative instruments and hedging activities

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Assets and Liabilities at December 31, 2021.

ASSET DERIVATIVES

	Equity Risk	Interest Rate Risk
Purchased options[1]	$75,024,300	$28,490,550

1   Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the year ended December 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the year.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVIATIVES RECOGNIZED

	Equity Risk	Interest Rate Risk
Purchased options[1]	$19,732,735	$(12,702,856)

1  Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Equity Risk	Interest Rate Risk
Purchased options[1]	$(58,652,680)	$1,863,244

1  The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated investments in the Statement of Operations.

Miller Opportunity Trust 2021 Annual Report

During the year ended December 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$85,930,956

6. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agent services for each share class. Service and/or distribution fees and sub-transfer agent fees are accrued daily and paid monthly or quarterly.

For the year ended December 31, 2021, class specific expenses were as follows:

	Distribution Fees	Shareholder Servicing Fees
Class A	$2,597,598	$645,119
Class C	2,013,072	109,129
Class FI	45,192	26,179
Class R	46,649	6,812
Class I	—	949,649
Total	$4,702,511	$1,736,888

7. Lines of Credit

The Fund may borrow for investment purposes, also known as "leveraging" from a $250,000,000 line of credit ("Leveraging Credit Agreement") with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at

Miller Opportunity Trust 2021 Annual Report

Notes to financial statements (cont'd)

variable rates based on the prevailing LIBOR rate plus a spread. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund's custodian on behalf of the Bank of Nova Scotia. The Fund's Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund's ability to utilize borrowing under the agreement.

The Fund also has access to a $75 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.

	Bank of Nova Scotia	U.S. Bank
Maximum available credit	$250,000,000	$75,000,000
Largest amount outstanding on an individual day	193,000,000	41,080,000
Average daily loan outstanding	164,397,260	6,004,136
Interest expense	1,405,939	20,106
Loan outstanding as of December 31, 2021	193,000,000	—
Average Interest rate	0.86%	3.25%

8. Shares of beneficial interest

At December 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,316,685	$104,844,082	3,813,317	$105,467,811
Shares issued on reinvestment	249,808	9,690,051	—	—
Shares repurchased*	(3,261,389)	(145,730,588)	(4,702,412)	(125,423,899)
Net decrease	(694,896)	$(31,196,455)	(889,095)	$(19,956,088)

Miller Opportunity Trust 2021 Annual Report

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class C
Shares sold	479,745	$19,951,005	559,503	$12,941,403
Shares issued on reinvestment	52,235	1,855,934	—	—
Shares repurchased*	(1,703,848)	(70,577,168)	(3,088,945)	(78,218,908)
Net decrease	(1,171,868)	$(48,770,229)	(2,529,442)	$(65,277,505)
Class FI
Shares sold	164,551	$8,054,870	60,653	$1,567,236
Shares issued on reinvestment	3,288	131,340	—	—
Shares repurchased	(155,963)	(7,042,638)	(181,223)	(4,641,015)
Net increase (decrease)	11,876	$1,143,572	(120,570)	$(3,073,779)
Class R
Shares sold	27,745	$1,282,863	14,013	$374,872
Shares issued on reinvestment	2,434	93,805	—	—
Shares repurchased	(23,931)	(1,067,885)	(55,410)	(1,412,639)
Net increase (decrease)	6,248	$308,783	(41,397)	$(1,037,767)
Class I
Shares sold	9,715,420	$485,712,748	9,624,375	$266,382,678
Shares issued on reinvestment	266,222	11,322,215	—	—
Shares repurchased	(7,543,291)	(363,152,574)	(8,383,264)	(226,169,089)
Net increase	2,438,351	$133,882,389	1,241,111	$40,213,589
Class IS
Shares sold	6,800	$338,840	—	$—
Shares issued on reinvestment	191	8,155	—	—
Shares repurchased	(4,855)	(212,316)	(2,446)	(74,199)
Net increase (decrease)	2,136	$134,679	(2,446)	$(74,199)
Total increase (decrease)	591,847	$55,502,739	(2,341,839)	$(49,205,749)

*  61,855 Class C shares converted into 56,541 Class A shares, amounting to $2,652,000, during the year ended December 31, 2021.142,093 Class C shares converted into 131,924 Class A shares, amounting to $3,642,012, during the year ended December 31, 2020. Class C shares of the Fund automatically convert to Class A shares after they have been held for 8 years.

9. Transactions with affiliated companies

An "Affiliated Company", as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company's outstanding voting securities or partnership interests at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2021:

	Flexion Therapeutics Inc.[1]	Metromile, Inc.[2]	Pangaea One, LP	Quotient Technology Inc.[1]	Shapeways Holdings Inc.[2]	Tivity Health Inc.[3]	ZIOPHARM Oncology Inc.[1]	Total
Value at December 31, 2020	$36,928,000	$—	$10,096,002	$46,158,000	$—	$45,057,000	$25,534,591	$163,773,593
Purchases	—	56,154,413	—	—	27,250,000	16,116,495	—	99,520,908

Miller Opportunity Trust 2021 Annual Report

Notes to financial statements (cont'd)

	Flexion Therapeutics Inc.[1]	Metromile, Inc.[2]	Pangaea One, LP	Quotient Technology Inc.[1]	Shapeways Holdings Inc.[2]	Tivity Health Inc.[3]	ZIOPHARM Oncology Inc.[1]	Total
Sales / Partnership Distributions	$(27,051,165)	$(17,605,100)	$(5,951,182)	$(37,138,074)	$(8,628,903)	$—	$(20,080,856)	$(116,455,280)
Change in Unrealized Gain (Loss)	17,636,293	—	1,434,216	12,734,385	(3,419,043)	18,146,505	9,502,029	56,034,385
Realized Gain (Loss) on Sales / Distributions	(27,513,128)	(38,549,313)	807,755	(21,754,311)	(13,185,417)	—	(14,684,931)	(114,879,345)
Value at December 31, 2021	—	—	6,386,791	—	2,016,637	79,320,000	270,833	87,994,261
Amortization, Dividend, Interest Income	$—	$—	$617,367	$—	$—	$—	$—	$617,367

1  Flexion Therapeutics Inc., Quotient Technology Inc., and Ziopharm Oncology Inc. were affiliated companies at December 31, 2020 and were no longer affiliated companies at December 31, 2021.

2  Metromile Inc. and Shapeways Holdings Inc. were affiliated companies during the year ended December 31, 2021.

3  Tivity Health Inc. was not an affiliated company at December 31, 2020 and became an affiliated company at December 31, 2021.

10. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at December 31, 2021	Percent of Net Assets	Open Commitments
Pangaea One, LP1	$28,850,562	$6,386,791	0.3%	$729,365[2]
Ziopharm Oncology Inc. (Warrant)[3]	$1,177,758	$270,833	0.0%[4]	N/A

1  Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

2  In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2021, the Fund had open commitment of $729,365.

3  Acquisition date was 7/19.

4  Percentage represents less than 0.05%.

Miller Opportunity Trust 2021 Annual Report

11. Income tax information and distributions to shareholders

The Fund made distributions during the year ended December 31, 2021 and did not make any distributions during the year ended December 31, 2020.

	Ordinary Income Distributions	Short-Term Capital Gain Distributions
Class A	$—	$10,184,299
Class C	—	1,967,573
Class FI	—	161,488
Class R	—	94,516
Class I	569,918	12,167,457
Class IS	781	9,747
Total	$570,699	$24,585,080

At December 31, 2021, the components of accumulated earnings for income tax purposes were as follows:

Tax cost of investments	$2,119,015,024
Unrealized appreciation	573,199,846
Unrealized depreciation	(311,294,042)
Net unrealized appreciation	$261,905,804
Other accumulated gain/(loss)(a)	(190,732)
Undistributed ordinary income	2,677,295
Undistributed capital gains	161,578,105
Total Distributable Earnings	164,255,400
Total accumulated gain	$425,970,472

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

At December 31, 2021, the Fund had no capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

12. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to December 31, 2021 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Miller Opportunity Trust 2021 Annual Report

Notes to financial statements (cont'd)

13. COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

14. New Accounting Pronouncements

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices ("Rule 2a-5"). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds' financial statements.

Miller Opportunity Trust 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Miller Opportunity Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Miller Opportunity Trust, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period noted in the table below, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years or period as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Class	Financial Highlights Presented
Class A
Class C
Class FI	The financial highlights for each of the years in the five-year period ended December 31, 2021.
Class R
Class I
Class IS	The financial highlights for each of the years in the three-year period ended December 31, 2021 and for the period August 22, 2018 (commencement of operations) to December 31, 2018.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and

Miller Opportunity Trust 2021 Annual Report

the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, brokers, other appropriate parties or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
February 28, 2022

Miller Opportunity Trust 2021 Annual Report

Approval of investment advisory agreement for Miller Opportunity Trust (unaudited)

At a meeting held on August 12 and 13, 2021, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with Miller Value Partners, LLC (the "Adviser"), for the Miller Opportunity Trust (the "Fund").

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

Miller Opportunity Trust 2021 Annual Report

Approval of investment advisory agreement for Miller Opportunity Trust (unaudited) (cont'd)

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board also considered the Adviser's resources and compliance structure, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan, including how the Adviser has operated through the COVID-19 pandemic. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the year it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group, relevant benchmark index, and a comparable composite of accounts managed by the Adviser. The Board considered that the Fund had outperformed relative to its peer group median/average, the Adviser's composite, and its benchmark index, as of June 30, 2021 for the one-, three-, five- and ten-year periods. The Board noted that the Fund had achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for the Fund's classes. The Board noted that, although the Fund's advisory fee and net expense ratio were higher than the peer group median and average, both were within the peer

Miller Opportunity Trust 2021 Annual Report

group range. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

•  The Trustees considered that, in addition to the Adviser's commitment to maintain its caps on the Fund's expense ratio, the Adviser's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser's profitability, the Trustees reviewed the financial information that was provided in the August meeting materials and took into account both direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser's profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Miller Opportunity Trust 2021 Annual Report

Additional information (unaudited)

December 31, 2021

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Qualified Dividend Income/Dividends Received Reduction

For the year ended December 31, 2021, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and are eligible for taxation at capital gains rates.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 50.71%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021, was 49.19%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 97.73%.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Fund's Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Miller Opportunity Trust 2021 Annual Report

Additional information (unaudited) (cont'd)

December 31, 2021

Under the program, the committee manages the Fund's liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee's process of determining the degree of liquidity of the Fund's investments is supported by one or more third-party liquidity assessment vendors.

The Fund's Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund's liquidity risk.

Miller Opportunity Trust 2021 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Retired	1	The Bancorp, Inc. (2013 to present), Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018, Chairman since 2018, President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Miller Opportunity Trust 2021 Annual Report

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 — present); Associate, Legal & Compliance, PIMCO (2012 — 2018)

(1)  Each Trustee serves an indefinite term; however, under the terms of the Board's retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Funds' administrator, fund accountant, and transfer agent.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (888) 593-5110.

Miller Opportunity Trust 2021 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Opportunity Trust 2021 Annual Report

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street,
3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Chrystal, Harry E. Resis, and Brian S. Ferrie are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Miller Opportunity Trust

	BBD, LLP
	FYE 12/31/2021	FYE 12/31/2020
(a) Audit Fees	$17,500	$17,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$3,100	$3,100
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Miller Opportunity Trust

	BBD, LLP
	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Miller Opportunity Trust

	BBD, LLP
Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	03/09/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	03/09/2022

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	03/08/2022